UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

Schedule 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THUNDER BRIDGE CAPITAL PARTNERS III, INC.

(Name of Registrant as Specified In Its Charter)

____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THUNDER BRIDGE CAPITAL PARTNERS III, INC.
9912 GEORGETOWN PIKE
SUITE D203
GREAT FALLS, VIRGINIA 22066

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF THUNDER BRIDGE CAPITAL PARTNERS III, INC.:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Thunder Bridge Capital Partners III, Inc. (“we”, “us”, “our” or the “Company”), to be held at [__:__] a.m. Eastern time on [______], 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

Even if you are planning on attending the Meeting, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will also be able to vote your shares online by visiting [____].

The accompanying proxy statement (the “Proxy Statement”) is dated [______], 2023, and is first being mailed to stockholders of the Company on or about [______], 2023. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation, as amended on January 8, 2021, February 4, 2021 and December 16, 2022 (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Second Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on February 10, 2021 (the “IPO”), from August 10, 2023 to February 10, 2024 (or such earlier date as determined by the Company’s board of directors (the “Board”)), which we refer to as the “Second Extension”, and such later date, the “Second Extended Date”;

2)      a proposal to amend the Charter to provide for the right of a holder of shares of the Class B common stock of the Company, par value $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment”, and such proposal, “Founder Share Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals,” and such Charter amendments being herein referred to collectively as the “Charter Amendments”);

3)      a proposal to ratify the selection by the audit committee of the Board of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other Proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The Company’s final IPO prospectus filed with the U.S. Securities and Exchange Commission on February 10, 2021 (File No.: 333-252109) (the “IPO Prospectus”) and the Charter provided that the Company initially had until February 10, 2023 (the date that was 24 months after the consummation of the IPO) to complete a Business Combination. On December 16, 2022, the Company’s stockholders approved an amendment to the Charter to extend the deadline by which it must complete a Business Combination from February 10, 2023 to August 10, 2023 (or such earlier date as determined by the Board) (the “First Extension”). The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. While we are currently in discussions regarding various Business Combination opportunities, our Board currently believes that there will not be sufficient time before August 10, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Second Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Charter Amendment Proposals, the holders of our Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account in which proceeds from the IPO and the Private Placement (as defined below) were placed following the closing of the IPO and Private Placement (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on either of the Charter Amendment Proposals. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendments. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Second Extended Date.

Our sponsor, TBCP III, LLC (the “Sponsor”), owns 10,350,000 shares of Class B Common Stock that were issued to the Sponsor prior to our IPO, and 1,003,000 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 10,349,999 shares of Class B Common Stock into 10,349,999 shares of Class A Common Stock (the “Founder Conversion”), and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The 10,349,999 shares of Class A Common Stock that will be issued to our Sponsor in connection with the Founder Conversion and the one share of Class B Common Stock that will continue to be owned by our Sponsor are collectively referred to herein as the “Founder Shares”. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [_______], 2023). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

As of [_______], 2023, based on funds in the Trust Account of approximately $[_______] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Class A Common Stock on [_______], 2023 as reported on the Nasdaq Capital Market was $[__.__]. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Inflation Reduction Act of 2022, a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Second Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

The purpose of the Founder Share Amendment is to provide the holders of the Class B Common Stock with the flexibility to assist the Company in meeting the listing requirements of its Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination. This flexibility may also help the Company in retaining investors. For example, on June 15, 2023, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until December 21, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion, as currently contemplated, may help the Company regain compliance with the MVLS Requirement.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by the First Extended Date, in accordance with our Charter and as extended by the First Extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by August 10, 2023, 30 months from the closing of the IPO. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the outstanding shares of Common Stock, including the Class B Common Stock, will be required to approve the Extension Amendment Proposal and at least 50% of the outstanding shares of Common Stock, including the Class B Common Stock, will be required to approve the Founder Share Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including those who voted online) or by proxy at the Meeting.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on June 28, 2023 as the date for determining the stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, THE FOUNDER SHARE AMENDMENT PROPOSAL, the AUDITOR RATIFICATION PROPOSAL AND, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the DGCL and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions to the management of the Company at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of Nasdaq.

[_____], 2023	By Order of the Board of Directors

Gary A. Simanson
Chief Executive Officer, President and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online or in person at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or in person at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposals, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposals. Abstentions and broker-non votes will be considered present for purposes of establishing a quorum for the Auditor Ratification Proposal; broker non-votes will count as votes cast on the Auditor Ratification Proposal, whereas abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. Failure to vote by proxy or to vote online or in person at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal. You will be able to vote your shares online by visiting [____].

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Stockholders to be held on [_____], 2023: This notice of meeting and the accompanying Proxy Statement are available at [__________].

THUNDER BRIDGE CAPITAL PARTNERS III, INC.
9912 GEORGETOWN PIKE
SUITE D203
GREAT FALLS, VIRGINIA 22066

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Thunder Bridge Capital Partners III, Inc. (“we”, “us”, “our” or the “Company”), is to be held at [__:__] a.m. Eastern time on [_____], 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. Stockholders will have the opportunity to present questions to the management of the Company (the “Management”) at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”). You will also be able to vote your shares online by visiting [____].

The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation, as amended on January 8, 2021, February 4, 2021 and December 16, 2022 (the “Charter”), in the form set forth in Annex A hereto (the “Second Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on February 10, 2021 (the “IPO”), from August 10, 2023 to February 10, 2024 (or such earlier date as determined by the Company’s board of directors (the “Board”)), which we refer to as the “Second Extension”, and such later date, the “Second Extended Date”;

2)      a proposal to amend the Charter to provide for the right of a holder of shares of the Class B common stock of the Company, par value $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment”, and such proposal, “Founder Share Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals,” and such Charter amendments being herein referred to collectively as the “Charter Amendments”);

3)      a proposal to ratify the selection by the audit committee of the Board (the “Audit Committee”) of Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other Proposals.

The Extension Amendment Proposal is required for the implementation of the plan of the Board to extend the date by which the Company has to complete the Business Combination. The Company’s final IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 10, 2021 (File No.: 333-252109) (the “IPO Prospectus”) and the Charter provided that the Company initially had until February 10, 2023 (the date that was 24 months after the consummation of the IPO) to complete a Business Combination. On December 16, 2022, the Company’s stockholders approved an amendment to the Charter to extend the deadline by which it must complete a Business Combination from February 10, 2023 to August 10, 2023 (or such earlier date as determined by the Board) (the “First Extension”). The purpose of the Second Extension Amendment is to allow the Company more time to complete the Business Combination. While we are currently in discussions regarding various Business

Combination opportunities, our Board currently believes that there will not be sufficient time before August 10, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Second Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Charter Amendment Proposals, the holders of our Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account in which proceeds from the IPO and the Private Placement (as defined below) were placed following the closing of the IPO and Private Placement (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Charter Amendment Proposals. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendments. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Second Extended Date.

Our sponsor, TBCP III, LLC (the “Sponsor”), owns 10,350,000 shares of our Class B Common Stock that were issued to the Sponsor prior to our IPO, and 1,003,000 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 10,349,999 shares of Class B Common Stock into 10,349,999 shares of Class A Common Stock (the “Founder Conversion”), and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The 10,349,999 shares of Class A Common Stock that will be issued to our Sponsor in connection with the Founder Conversion and the one share of Class B Common Stock that will continue to be owned by our Sponsor are collectively referred to herein as the “Founder Shares”. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or [_______], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[_____] that was in the Trust Account as of [_______], 2023. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

The purpose of the Founder Share Amendment is to provide the holders of the Class B Common Stock with the flexibility to assist us in meeting the listing requirements of our Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination. This flexibility may also help us in retaining investors. For example, on June 15, 2023, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying us that, for the preceding 30 consecutive business days, our Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification received has no immediate effect on our Nasdaq listing. In accordance with Nasdaq rules, we have been provided an initial period of 180 calendar days, or until December 21, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, our MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide us with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion, as currently contemplated, may help us regain compliance with the MVLS Requirement.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by the Extended Date, in accordance with our Charter and as extended by the First Extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by August 10, 2023, 30 months from the closing of the IPO (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock or the Private Placement Units. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of [_______], 2023, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.[__], plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Second Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal; however, the Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal. Thus, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, or in the unlikely event that the Founder Share Amendment Proposal is not approved but the Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, the Company, pursuant to the terms of the investment management trust agreement, dated February 4, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Second Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Second Extended Date, if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on June 28, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 2,100,741 shares of our Class A Common Stock and 10,350,000 shares of Class B Common Stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $30,000 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated [_____], 2023 and is first being mailed to stockholders on or about [_____], 2023.

By Order of the Board of Directors

Gary A. Simanson
Chief Executive Officer, President and Director

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at [__:__] a.m. Eastern time on [_____], 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [_____], 2023.

We are a blank check company formed in Delaware on June 12, 2020, for the purpose of effecting a Business Combination. On February 10, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $424,030,000 in the aggregate. Following the closing of the IPO, an amount of $414,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Units was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Second Extended Date in order to allow us more time to complete the Business Combination.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2022. At the Meeting, you will have the opportunity to present questions to the Management.

The Proposals

What is being voted on?

You are being asked to vote on four Proposals:

•        Extension Amendment Proposal.    A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from August 10, 2023 to February 10, 2024 (or such earlier date as determined by the Board);

•        Founder Share Amendment Proposal.    A proposal to amend our Charter to provide for the right of a holder of Class B Common Stock to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination;

•        Auditor Ratification Proposal.    A proposal to ratify the selection by the Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023; and

•        Adjournment Proposal.    A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before August 10, 2023, the end of the Combination Period. As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that we will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

We believe that given our expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from August 10, 2023 to February 10, 2024 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date.

Why is the Company proposing the Founder Share Amendment Proposal?

The Company is proposing the Founder Share Amendment Proposal to provide the holders of the Class B Common Stock with the flexibility to assist the Company in meeting the listing requirements of its Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination. This flexibility may also help the Company in retaining investors. For example, on June 15, 2023, the Company received a deficiency letter from the Staff notifying the Company that, for the preceding 30 consecutive business days, the Company’s MVLS was below the $35 million MVLS Requirement. The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until December 21, 2023, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion, as currently contemplated, may help the Company regain compliance with the MVLS Requirement.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Charter Amendment Proposals and the Auditor Ratification Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Second Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from August 10, 2023 to February 10, 2024 (or such earlier date as determined by the Board). The Second Extension would give the Company more opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before the First Extended Date, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Founder Share Amendment Proposal?

The Company is proposing the Founder Share Amendment Proposal to provide the holders of the Class B Common Stock with the flexibility to assist the Company in meeting the listing requirements of its Class A Common Stock in connection with the Second Extension and the consummation of the Business Combination. This flexibility may also help the Company in retaining investors. For example, on June 15, 2023, the Company received a deficiency letter from the Staff notifying the Company that, for the preceding 30 consecutive business days, the Company’s MVLS was below the $35 million MVLS Requirement. The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until December 21, 2023, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion, as currently contemplated, may help the Company regain compliance with the MVLS Requirement.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 10,349,999 shares of Class B Common Stock into 10,349,999 shares of Class A Common Stock in the Founder Conversion, and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

If the Founder Share Amendment Proposal is not approved, the Company believes it may reduce its flexibility to maintain a listing of the Class A Common Stock, including its options to regain compliance with the MVLS Requirement.

Our Board recommends that you vote in favor of the Founder Share Amendment Proposal.

Why should I vote “FOR” the Auditor Ratification Proposal?

Grant Thornton has served as the Company’s independent registered public accounting firm since June 12, 2020. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

What vote is required to adopt the Proposals?

•        Extension Amendment Proposal.    The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of Common Stock, including the Class B Common Stock, on the Record Date.

•        Founder Share Amendment Proposal.    The approval of the Founder Share Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of Common Stock, including the Class B Common Stock, on the Record Date.

•        Auditor Ratification Proposal.    Approval of the proposal to ratify the selection of Grant Thornton as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by holders of the Common Stock present (including stockholders who voted online) or represented by proxy and entitled to vote thereon.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon.

Our Sponsor and officers, following redemptions by our Public Stockholders in connection with the First Extension, own approximately 92.0% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Extension Amendment Proposal and the other Proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Extension Amendment Proposal and the other Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Extension Amendment Proposal and the other Proposals.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want either of the Charter Amendment Proposals to be approved, you may abstain, not vote, or vote “AGAINST” such proposals. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on either of the Charter Amendment Proposals, so long as you make the Election. If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, or in the unlikely event the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Auditor Ratification Proposal to be approved, you must vote against such proposal. Abstentions will have no effect on the Auditor Ratification Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Currently, our Sponsor, Board and Management own approximately 92.0% of our issued and outstanding shares of Common Stock, including 10,350,000 shares of Class B Common Stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendments.

In addition, the Sponsor and/or Company may enter into arrangements with a limited number of stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor and/or Company may provide such stockholders either securities of the Company or membership interests in the Sponsor pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 10,350,000 shares of Class B Common Stock (purchased for a nominal price) and 1,003,000 Private Placement Units (purchased for $10,030,000), which would expire worthless if the Business Combination is not consummated, and (ii) a promissory note in the principal amount of up to $1,500,000 issued in connection with working capital loans made by the Sponsor (the “Promissory Note”), of which $640,000 was outstanding as of [______], 2023. See the section below entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Charter Amendment Proposals

When would the Board abandon the Charter Amendment Proposals?

Our Board will abandon the Second Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal; however, the Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal.

In addition, notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Charter Amendments if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination within the Combination Period, in accordance with our Charter and as extended by the First Extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock or the Private Placement Units.

If the Charter Amendment Proposals are approved, what happens next?

We are seeking the Second Extension Amendment to provide us additional time to compete the Business Combination. Our seeking to complete the Business Combination will involve:

•        negotiating and executing a definitive agreement and related agreements;

•        completing proxy materials;

•        establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•        holding a special meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to August 10, 2023, the end of the Combination Period. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 10,349,999 shares of Class B Common Stock into 10,349,999 shares of Class A Common Stock in the Founder Conversion, and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

Upon approval of the Charter Amendment Proposals, we will file the Charter Amendments with the Secretary of State of the State of Delaware (the “DE Secretary of State”) in the form set forth in Annex A hereto. Alternatively, in the unlikely event that the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, upon approval of the Extension Amendment Proposal, we will file the Second Extension Amendment with the DE Secretary of State in the form set forth in Annex B hereto. In either case, we will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our units, Public Shares and warrants included as part of the Units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the (i) Charter Amendment Proposals are approved, and the Charter Amendments are implemented or (ii) Extension Amendment Proposal is approved and the Second Extension Amendment is implemented. The removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor and our directors and our officers as a result of their ownership of Common Stock, including shares of Class B Common Stock.

Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

What happens to our warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by the First Extended Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Extension Amendment Proposal is approved and the Second Extension Amendment is implemented?

If the Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Second Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

What happens if the Founder Share Amendment Proposal is not approved?

Our Board will abandon the Founder Share Amendment if our stockholders do not approve the Founder Share Amendment Proposal. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A Common Stock, including our options to regain compliance with the MVLS Requirement.

Would I still be able to exercise my redemption rights if I vote “AGAINST” either the Extension Amendment Proposal or the Founder Share Amendment Proposal?

Yes, assuming you are a stockholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite stockholder approvals and the Second Extension Amendment is implemented. If you do not redeem your Public Shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the Charter.

Would I still be able to exercise my redemption rights in connection with the Business Combination if I vote “AGAINST” any of the Proposals?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you vote against any of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A Common Stock?

If the Second Extension Amendment is implemented, each of our Public Stockholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. If you choose not to make an Election in connection with the Charter Amendment Proposals, you will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Second Extended Date, subject to any limitations set forth in the Charter.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [_______], 2023 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 at [__:__] a.m. Eastern time on [______]. If you are unable to attend the Meeting in person, you can listen to the Meeting by dialing: [___________] (toll-free) within the U.S. and Canada, or [___________] (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number [_____]#. This is a listen-only option, and you will not be able to vote or ask questions during the Meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Financial Officer at whoulihan@thunderbridge.us, so that it is received by our Chief Financial Officer prior to the Meeting, or by attending the Meeting and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, which must be received by our Chief Financial Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting or online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•        Extension Amendment Proposal.    The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our Common Stock as of the Record Date, including the Class B Common Stock, voting together as a single class. Accordingly, a stockholder’s failure to vote by proxy or to vote online or in person at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•        Founder Share Amendment Proposal.    The Founder Share Amendment Proposal must be approved by the affirmative vote of 50% of the outstanding shares of our Common Stock, including the Class B Common Stock, as of the Record Date. Accordingly, a stockholder’s failure to vote by proxy or to vote online or in person at the Meeting or an abstention with respect to the Founder Share Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•        Auditor Ratification Proposal.    The ratification of the appointment of Grant Thornton requires the vote of a majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting. Abstentions will have no effect on this proposal. However, your shares may be voted as broker non-votes by your brokerage firm for the Auditor Ratification Proposal. See the subsection below entitled “Will my shares be voted if I do not provide my proxy?” for more information about broker-non votes.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online or in person at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will also have no effect on this proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our Common Stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including those who voted online) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or in person at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 6,225,371 shares of our Common Stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our Common Stock at the close of business on the Record Date, June 28, 2023, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 2,100,741 shares of our Class A Common Stock and 10,350,000 shares of Class B Common Stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•        Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Gary A. Simanson, our Chief Executive Officer, President and Director, and William A. Houlihan, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Simanson or Mr. Houlihan to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•        At the Meeting.    If you are a stockholder of record, you may vote in person at the Meeting.

•        Online.    You may also vote by submitting a proxy for the Meeting. You may submit your proxy online at [_____], 24 hours a day, 7 days a week, until 11:59 a.m., Eastern time, on [_____], 2023 (have your proxy card in hand when you visit the website).

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        At the Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or online.    You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s Common Stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A Common Stock and Class B Common Stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Common Stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $30,000 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
E-mail: TBCP.info@investor.morrowsodali.com

You may also contact us at:

THUNDER BRIDGE CAPITAL PARTNERS III, INC.
9912 GEORGETOWN PIKE
SUITE D203
GREAT FALLS, VIRGINIA 22066
Email: whoulihan@thunderbridge.us

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to enter into a definitive agreement and related agreements;

•        our ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following the Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in the section titled “Risk Factors” contained in our (i) IPO Prospectus, (ii) Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2022, as filed with the SEC on March 30, 2022 and March 31, 2023, respectively, (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, September 30, 2022 and March 31, 2023, as filed with the SEC on May 12, 2022, August 8, 2022, November 14, 2022 and May 15, 2023, respectively, and (v) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

There are no assurances that the Second Extension will enable us to complete a Business Combination.

Approving the Second Extension involves a number of risks. Even if the Extension Amendment Proposal is approved and implemented, the Company can provide no assurances that the Business Combination will be consummated prior to the Second Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem their Public Shares in connection with the Charter Amendments, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Charter Amendments or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendments and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Our Sponsor and officers own a substantial number of shares of our Common Stock and can approve the Extension Amendment Proposal and the other Proposals without the vote of other stockholders.

Our Sponsor and officers, following redemptions by our Public Stockholders in connection with the First Extension, own approximately 92.0% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Extension Amendment Proposal and the other Proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Extension Amendment Proposal and the other Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Extension Amendment Proposal and the other Proposals.

The Excise Tax may be imposed on us in connection with our redemptions of shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the IR Act, commencing in 2023, the Excise Tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the

Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with the Extension Amendment Proposal may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Second Extension Amendment is implemented by the Board.

As described in the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”, if the Combination Period is extended, our Public Stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined; however, in the event we are required to pay the Excise Tax, we will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed the trustee to liquidate the investments held in the Trust Account, effective February 28, 2023, and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

The funds in the Trust Account had, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account, effective February 28, 2023, and thereafter to hold all funds in the Trust

Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or liquidation. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

In the event that we are deemed to be an investment company, despite the change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $10.[__] per Public Share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on June 12, 2020, for the purpose of effecting a Business Combination.

There are currently 2,100,741 shares of our Class A Common Stock and 10,350,000 shares of Class B Common Stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 8,280,000 shares of Class A Common Stock as part of our IPO and (ii) warrants included in our Private Placement Units (the “Private Placement Warrants”) to purchase 200,600 shares of Class A Common Stock as part of the Private Placement. Each whole warrant entitles its holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. Each Private Placement Unit consists of one share of Class A Common Stock and one-fifth of one warrant. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of [_______], 2023, approximately $[_____] from our IPO and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee. Initially, these funds were invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed Continental to liquidate the investments held in the Trust Account, effective February 28, 2023, and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor has committed, in the form of the Promissory Note, up to $1,500,000 to be provided to us to fund our expenses relating to investigating and selecting a target business and other working capital requirements prior to our initial Business Combination. As of [_____], 2023, we had borrowed $640,000 and had $860,000 available to us under the Promissory Note.

You are not being asked to vote on the Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at [__:__] a.m. Eastern time on [_____], 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You will also be able to vote your shares online at [__________]. Only stockholders who own shares of our Common Stock as of the close of business on the Record Date will be entitled to attend the Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding Common Stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including those who voted online) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or in person at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 6,225,371 shares of our Common Stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A Common Stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our Common Stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Charter Amendment Proposals

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our Common Stock outstanding on the Record Date, including the Class B Common Stock, and the Founder Share Amendment Proposal will require the affirmative vote of at least 50% of the outstanding shares of our Common Stock, including the Class B Common Stock, as of the Record Date. If you do not vote or you abstain from voting on the Charter Amendment Proposals, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Auditor Ratification Proposal

Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of our Common Stock represented in person (including stockholders who voted online) or by proxy at the Meeting and entitled to vote thereon. Abstentions will have no effect on this proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or to vote online or in person at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 2,100,741 shares of Class A Common Stock and 10,350,000 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

Our Sponsor and officers, following redemptions by our Public Stockholders in connection with the First Extension, own approximately 92.0% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Extension Amendment Proposal and the other Proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Extension Amendment Proposal and the other Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Extension Amendment Proposal and the other Proposals.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Second Extension Amendment is implemented, Public Stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of [_______], 2023, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Charter Amendments, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination, by the Second Extended Date. See the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online or in person at the Meeting if you are a holder of record of our Common Stock as of the Record Date. You may contact the Solicitation Agent at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
E-mail: TBCP.info@investor.morrowsodali.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Charter to extend the date by which we have to consummate a Business Combination to the Second Extended Date so as to provide us with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete the Business Combination. A copy of the proposed amendment to the Charter, which shall be used in the event both Charter Amendment Proposals are approved, is attached to this Proxy Statement in Annex A. A copy of the proposed amendment to the Charter, which shall be used in the unlikely event the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal

The Charter provides that we have until the First Extended Date to complete an initial Business Combination. The purpose of the Second Extension Amendment is to allow the Company more time to complete its initial Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Class B Common Stock, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all Public Stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond the First Extended Date to the Second Extended Date. We intend to hold another stockholder meeting prior to the Second Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by the First Extended Date, in accordance with our Charter and as extended by the First Extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock or the Private Placement Units.

If the Extension Amendment Proposal is Approved

If the Charter Amendments are approved, the Company will file the Charter Amendments with the DE Secretary of State in the form set forth in Annex A hereto. Alternatively, in the unlikely event that the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, upon approval of the Extension Amendment Proposal, we will file the Second Extension Amendment with the DE Secretary of State in the form set forth in Annex B hereto. In either case, filing the Second Extension Amendment will extend the time the Company has to complete a Business Combination until the Second Extended Date and the Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Second Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension at any time without any further action by our stockholders.

You are not being asked to vote on the Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date.

If the (i) Charter Amendment Proposals are approved, and the Charter Amendments are implemented or (ii) Extension Amendment Proposal is approved and the Second Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[_____] that was in the Trust Account as of [_______], 2023.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Second Extension Amendment is implemented, each Public Stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of [_______], 2023, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Charter Amendments will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Second Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [_______], 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [_______], 2023 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using the DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [_______], 2023 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting Continental, as the transfer agent, or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Continental, as the transfer agent, will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100.00 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [_______], 2023 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a Public Stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of [_______], 2023, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Class A Common Stock on [_______], 2023 as reported on the Nasdaq Capital Market was $[__.__].

If you exercise your redemption rights, you will be exchanging your shares of the Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to 5:00 p.m. Eastern time on [_______], 2023 (two business days before the Meeting). We anticipate that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of our outstanding shares of Common Stock, including the Class B Common Stock, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Second Extension Amendment will not be implemented and, if the Business Combination has not been consummated during the Combination Period, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 1,103,000 shares of Class A Common Stock and 10,350,000 shares of Class B Common Stock, representing approximately 55.6% of our issued and outstanding shares of Common Stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendments.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Interests of the Sponsor and our Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 10,350,000 shares of Class B Common Stock and 1,003,000 Private Placement Units, all such securities beneficially owned by our Chief Executive Officer in addition to 100,000 shares of Class A Common Stock held by our Chief Executive Officer directly, which would expire worthless if a Business Combination is not consummated;

•        the fact that the Sponsor holds the Promissory Note in the principal amount of up to $1,500,000 issued in connection with working capital loans made by the Sponsor, of which $640,000 was outstanding as of [_____], 2023;

•        the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of March 31, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until the First Extended Date to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Charter that would affect (i) the substance or timing of our obligation to redeem 100% of the Public Shares if we do not complete a Business Combination within the Combination Period or (ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included, in part, to protect the stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Class B Common Stock, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond the First Extended Date to the Second Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Second Extended Date.

After careful consideration of all relevant factors, the Board determined that the Second Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of Class B Common Stock to convert such shares into shares of Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of a Business Combination at the election of the holder.

Upon conversion of the Class B Common Stock to Class A Common Stock, such Class A Common Stock so converted shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement, dated February 4, 2021, entered into by and among the Company, each of its officers and directors and the Sponsor in connection with the IPO. Additionally, the Class A Common Stock converted from the Class B Common Stock will be subject to the same restrictions as the Class B Common Stock before the conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in our IPO Prospectus. The shares of Class A Common Stock converted from Class B Common Stock will also be entitled to registration rights. A copy of the proposed amendment to the Charter, which shall be used in the event both Charter Amendment Proposals are approved, is attached to this Proxy Statement in Annex A.

Reasons for the Founder Share Amendment Proposal

The Charter currently provides that the Class B Common Stock will automatically convert into Class A Common Stock on a one-for-one basis, upon the consummation of a Business Combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Common Stock with the flexibility to assist the Company in retaining investors and meet the listing requirements of its Class A Common Stock in connection with the Extension and the consummation of the Business Combination by converting the Class B Common Stock into shares of Class A Common Stock, thereby increasing the number of shares of Class A Common Stock outstanding. For example, on June 15, 2023, the Company received a deficiency letter from the Staff notifying the Company that, for the preceding 30 consecutive business days, the Company’s MVLS was below the $35 million MVLS Requirement. The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until December 21, 2023, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide the Company with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion, as currently contemplated, may help the Company regain compliance with the MVLS Requirement.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of the Class B Common Stock will not be able to convert such shares into Class A Common Stock prior to the completion of a Business Combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A Common Stock, including our options to regain compliance with the MVLS Requirement.

In the unlikely event that the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, upon approval of the Extension Amendment Proposal, we will file the Second Extension Amendment with the DE Secretary of State in the form set forth in Annex B hereto. The filing of the Second Extension Amendment will extend the time the Company has to complete a Business Combination until the Second Extended Date and the Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Second Extended Date.

If the Founder Share Amendment Proposal Is Approved

The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal; however, the Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal. If both the Charter Amendment Proposals are approved, we will file the Charter Amendments with the DE Secretary of State in the form set forth in Annex A hereto. The Company will remain a reporting company under the Exchange Act, and expects that its units, Public Shares and Public Warrants will remain publicly traded.

Additionally, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 10,349,999 shares of Class B Common Stock into 10,349,999 shares of Class A Common Stock in the Founder Conversion, and following the Founder Conversion, our Sponsor will continue to own one share of Class B Common Stock. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B Common Stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

However, notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

Redemption Rights

For more information on your redemption rights and how to exercise those rights if the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, see the section above entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of Common Stock, including shares of Class B Common Stock, on the Record Date. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have the same effect as voting “AGAINST” the Founder Share Amendment Proposal.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any shares of Common Stock owned by them in favor of the Founder Share Amendment Proposal.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

Our Board recommends a vote “FOR” the Founder Share Amendment Proposal.

PROPOSAL THREE — THE AUDITOR RATIFICATION PROPOSAL

We are asking the stockholders to ratify the Audit Committee’s selection of Grant Thornton, as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Grant Thornton has audited our financial statements for the fiscal year(s) ended December 31, 2020, 2021 and 2022. A representative of Grant Thornton is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Grant Thornton for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton in connection with regulatory filings. The aggregate fees of Grant Thornton for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021 totaled approximately $47,250 and $10,500, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022 and 2021 audit-related fees paid or payable to Grant Thornton totaled $225,000 and $0, respectively.

Tax Fees

We did not pay Grant Thornton for tax services, planning or advice for the years ended December 31, 2022 and 2021.

All Other Fees

We did not pay Grant Thornton for other services for the years ended December 31, 2022 and 2021.

Our Audit Committee has determined that the services provided by Grant Thornton are compatible with maintaining the independence of Grant Thornton as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Grant Thornton, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee may reconsider the selection of Grant Thornton as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of Grant Thornton requires the vote of a majority of the votes cast by stockholders present (including those who voted online) or represented by proxy and entitled to vote on the matter at the Meeting. All holders of our Common Stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

Our Board recommends a vote “FOR” the ratification of the selection of Grant Thornton LLP by the Audit Committee as the Company’s independent registered public accounting firm.

PROPOSAL FOUR — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals. In no event will our Board adjourn the Meeting beyond the First Extended Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or to vote online or in person at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposals. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Common Stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-fifth of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Common Stock and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Class A Common Stock, and, in the case where shares of the Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Class A Common Stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Class A Common Stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 12,450,741 shares of our Common Stock, consisting of (i) 2,100,741 shares of our Class A Common Stock and (ii) 10,350,000 shares of our Class B Common Stock, issued and outstanding as of [_____], 2023. On all matters to be voted upon, except for the election of directors of the Board, holders of the shares of Class A Common Stock and shares of Class B Common Stock vote together as a single class, unless otherwise required under applicable law. Currently, all of the shares of Class B Common Stock are convertible into Class A Common Stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the shares of Common Stock underlying the Private Placement Warrants as these securities are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
TBCP III, LLC (our sponsor)(2)	1,003,000	47.7%	10,350,000	100%	91.2%
Gary A. Simanson(2)	1,103,000	52.5%	10,350,000	100%	92.0%
William A. Houlihan	—	—	—	—	—
David E. Mangum	—
Mary Anne Gillespie	—	—	—	—	—
Robert Hartheimer	—	—	—	—	—
Stewart J. Paperin	—	—	—	—	—
Allerd D. Stikker	—	—	—	—	—
All directors and executive officers as a group (7 individuals)	1,103,000	52.5%	10,350,000	100%	92.0%

Other 5% Stockholders
Millennium Parties(3)	1,189,398	56.6%	—	—	9.6%

____________

*        less than 1%

1)       Unless otherwise noted, the business address of each of the following entities or individuals is 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066.

2)       Mr. Simanson, our President and Chief Executive Officer, may be deemed to beneficially own shares held by our Sponsor by virtue of his control over our Sponsor, as its managing member. Mr. Simanson disclaims beneficial ownership of our Common Stock held by our Sponsor other than to the extent of his pecuniary interest in such shares. Each of our officers and directors is a member of our Sponsor.

3)       Based on a Schedule 13G/A filed with the SEC on January 31, 2022, filed by (i) Integrated Core Strategies (US) LLC, a Delaware limited liability company (“Integrated”), which holds 574,015 shares of Class A Common Stock, (ii) Integrated Assets, Ltd., a Cayman Islands entity (“Integrated Assets”), which holds 9,195 shares of Common Stock, (iii) ICS Opportunities II LLC, a Cayman Islands entity (“ICS LLC”), which holds 33,188 shares of Common Stock, (iv) ICS Opportunities, Ltd, a Cayman Islands entity (“ICS Ltd.”), which holds 573,000 shares of Common Stock, (v) Millennium International Management LP, a Delaware limited partnership (“Millennium LP”), which holds 573,000 shares of Class A

Common Stock, (vi) Millennium Management LLC, a Delaware limited liability company (“Millennium LLC”), which holds 615,383 shares of Class A Common Stock, (vii) Millennium Group Management LLC, a Delaware limited liability company (“Millennium”) which holds 1,189,398 shares of Class A Common Stock and Israel A. Englander, a United States citizen (“Mr. Englander”, and together with Integrated, Integrated Assets, ICS LLC, ICS Ltd., Millennium LP, Millennium LLC and Millennium, the “Millennium Parties”), who holds 1,189,398 shares of Class A Common Stock. The shares of Class A Common Stock potentially beneficially owned by Millennium LLC, Millennium LLC and Mr. Englander are held by entities subject to voting control and investment discretion by Millennium LLC and/or other investment managers that may be controlled by Millennium (the managing member of Millennium LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium). The number of Public Shares held by the Millennium Parties is reported as of December 31, 2022, which does not reflect any redemption of shares by the Millennium Parties in connection with the First Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the Millennium Parties’ current beneficial ownership. The principal business address for the Integrated Parties is c/o Millennium International Management LP 399 Park Avenue New York, New York 10022.

Changes in Control

None.

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the 2023 fiscal year (the “2023 Annual Meeting”) will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2023 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received at our offices at 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066 no later than [_____], 2024.

If the Extension Amendment Proposal is not approved, we will not hold the 2023 Annual Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at (202) 431-0507 or 9912 Georgetown Pike, Suite D203, Great Falls, Virginia, 22066, to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
E-mail: TBCP.info@investor.morrowsodali.com

You may also obtain these documents by requesting them from us via e-mail at whoulihan@thunderbridge.us.

If you are a stockholder of the Company and would like to request documents, please do so by [_____], 2023, in order to receive them before the Meeting.    If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THUNDER BRIDGE CAPITAL PARTNERS III, INC.

Pursuant to Section 242 of the
Delaware General Corporation Law

Thunder Bridge Capital Partners III, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)      The name of the Corporation is Thunder Bridge Capital Partners III, Inc. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 12, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 4, 2021 (the “Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 16, 2022 (the “First Amendment”).

2)      This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First Amendment.

3)      This Second Amendment to Section 4.3(b)(i) of Article IV to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 50% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)      This Second Amendment to Section 9.1(b) of Article IX to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5)      The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

“Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically on the closing of the Business Combination.”

6)      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 15, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of the Offering Shares (as defined below) properly submitted in connection with a stockholder vote seeking to amend this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by February 10, 2024 or such earlier date as may be determined by the Board in its sole discretion (or, if the Office of Delaware

Annex A-1

Division of Corporation is not open for a full business day (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day (the “Deadline Date”)) or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7), and (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the Deadline Date. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-2

IN WITNESS WHEREOF, Thunder Bridge Capital Partners III, Inc. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this              day of [_____], 2023.

THUNDER BRIDGE CAPITAL PARTNERS III, INC.
By:
Name:	Gary A. Simanson
Title:	Chief Executive Officer, President and Director

Annex A-3

ANNEX B

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THUNDER BRIDGE CAPITAL PARTNERS III, INC.

Pursuant to Section 242 of the
Delaware General Corporation Law

Thunder Bridge Capital Partners III, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)      The name of the Corporation is Thunder Bridge Capital Partners III, Inc. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 12, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 4, 2021 (the “Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 16, 2022 (the “First Amendment”).

2)      This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First Amendment.

3)      This Second Amendment to Section 9.1(b) of Article IX to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 15, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of the Offering Shares (as defined below) properly submitted in connection with a stockholder vote seeking to amend this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by February 10, 2024 or such earlier date as may be determined by the Board in its sole discretion (or, if the Office of Delaware Division of Corporation is not open for a full business day (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day (the “Deadline Date”)) or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7), and (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the Deadline Date. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex B-1

IN WITNESS WHEREOF, Thunder Bridge Capital Partners III, Inc. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this              day of [_____], 2023.

THUNDER BRIDGE CAPITAL PARTNERS III, INC.
By:
Name:	Gary A. Simanson
Title:	Chief Executive Officer, President and Director

Annex B-2

THUNDER BRIDGE CAPITAL PARTNERS III, INC.
9912 GEORGETOWN PIKE
SUITE D203
GREAT FALLS, VIRGINIA 22066

SPECIAL MEETING OF STOCKHOLDERS
[_____], 2023
YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THUNDER BRIDGE CAPITAL PARTNERS III, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [_____], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [_____], 2023, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Thunder Bridge Capital Partners III, Inc. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [__:__] a.m. Eastern time on [_____], 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following proposals, and hereby appoints Gary A. Simanson and William A. Houlihan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals (as defined below), as set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL (COLLECTIVELY, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on [_____], 2023:

The notice of meeting, the accompanying Proxy Statement are available at [__________].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from August 10, 2023 to February 10, 2024 (or such earlier date as determined by the Company’s board of directors).

	☐	☐	☐
Proposal 2 — Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to grant holders of the Company’s Class B common stock the right to convert such shares into the Company’s Class A common stock on a one-for-one basis prior to the closing of a business combination.

	☐	☐	☐
Proposal 3 — Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN

Ratification of the selection of Grant Thornton LLP by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

	☐	☐	☐
Proposal 4 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the other Proposals.

	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.